Fluent, Inc.

Supplemental Financial Information and Operating Metrics

Q4 2018 Earnings

($ in thousands, except per share amounts; rounding differences may occur)

	2017				2018				Annual	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2017	2018
GAAP - As Reported		(unaudited)				(unaudited)			(unaudited)	
Revenue	$49,194	$51,031	$54,942	$56,523	$55,989	$56,935	$66,535	$70,821	$211,690	$250,280
Cost of revenue (exclusive of depreciation and amortization) (a)	34,851	36,042	37,780	37,709	37,619	35,757	41,744	46,440	146,382	161,560
Sales and marketing expenses (a)(b)	3,169	3,053	3,161	2,590	3,102	3,166	3,640	3,755	11,973	13,663
Product development (a)(b)	662	612	647	657	734	1,142	1,680	1,723	2,578	5,279
General and administrative expenses (a)(b)	11,286	13,921	18,392	11,495	6,659	8,954	9,775	10,619	55,094	36,007
Depreciation and amortization	3,205	3,234	3,297	3,319	3,331	3,338	3,352	3,153	13,055	13,174
Write-off of long-lived assets	3,626	-	-	-	-	-	-	1,517	3,626	1,517
Spin-off transaction costs (b)	-	-	-	-	7,708	-	-	-	-	7,708
Total costs and expenses	56,799	56,862	63,277	55,770	59,153	52,357	60,191	67,207	232,708	238,908
(Loss) income from operations	(7,605)	(5,831)	(8,335)	753	(3,164)	4,578	6,344	3,614	(21,018)	11,372
Interest expense, net	(2,227)	(2,445)	(2,426)	(2,585)	(2,394)	(1,933)	(1,882)	(1,925)	(9,683)	(8,134)
Other expenses, net	-	-	-	(1,005)	-	-	-	-	(1,005)	-
(Loss) income before income taxes from continuing operations	(9,832)	(8,276)	(10,761)	(2,837)	(5,558)	2,645	4,462	1,689	(31,706)	3,238
Income taxes	-	-	-	-	-	-	-	(46)	-	(46)
Net (loss) income from continuing operations	(9,832)	(8,276)	(10,761)	(2,837)	(5,558)	2,645	4,462	1,643	(31,706)	3,192
Discontinued operations:										
Loss from operations of discontinued operations, net of $0 income taxes	(2,893)	(12,133)	(3,334)	(3,140)	(2,084)	-	-	-	(21,500)	(2,084)
Loss on disposal of discontinued operations, net of $0 income taxes	-	-	-	-	(19,040)	-	-	-	-	(19,040)
Net loss from discontinued operations	(2,893)	(12,133)	(3,334)	(3,140)	(21,124)	-	-	-	(21,500)	(21,124)
Net (loss) income	($12,725)	($20,409)	($14,095)	($5,977)	($26,682)	$2,645	$4,462	$1,643	($53,206)	($17,932)
Basic and diluted (loss) earnings per share:										
Continuing operations	($0.16)	($0.14)	($0.18)	($0.04)	($0.08)	$0.03	$0.06	$0.02	($0.52)	$0.04
Discontinued operations	(0.05)	(0.20)	(0.05)	(0.05)	(0.30)	-	-	-	(0.35)	(0.28)
Net (loss) income	($0.21)	($0.34)	($0.23)	($0.09)	($0.37)	$0.03	$0.06	$0.02	($0.87)	($0.23)
Weighted average number of shares outstanding:										
Basic and Diluted	60,157,609	60,647,307	61,159,471	65,138,638	71,537,743	78,196,959	78,199,579	78,201,971	61,153,069	76,705,877

(a) Gives effect to the reclassification of certain operating expenses as described in Note 2 to the Consolidated Financial Statements included in Form 10-K for the year ended December 31, 2018.

(b) Amounts include share-based compensation expense as follows:

	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2	2018 Q3	2018 Q4	Annual 2017	Annual 2018
Sales and marketing expenses	$666	$704	$671	$213	$666	$742	$717	$731	$2,254	$2,856
Product development	118	116	71	118	158	193	136	189	423	676
General and administrative expenses	6,070	7,274	9,766	5,338	414	1,679	1,740	1,906	28,448	5,739
Spin-off transaction costs	-	-	-	-	5,410	-	-	-	-	5,410
Total share-based compensation	$6,854	$8,094	$10,508	$5,669	$6,648	$2,614	$2,593	$2,826	$31,125	$14,681

Fluent, Inc.

Supplemental Financial Information and Operating Metrics

Q4 2018 Earnings

($ in thousands, except per share amounts; rounding differences may occur)

	2017				2018				Annual	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2017	2018
Reconciliation of Non-GAAP Measures	(unaudited)				(unaudited)				(unaudited)	
Reconciliation of net (loss) income from continuing operations to media margin[a]:										
Net (loss) income from continuing operations	($9,832)	($8,276)	($10,761)	($2,837)	($5,558)	$2,645	$4,462	$1,643	($31,706)	$3,192
Income taxes	-	-	-	-	-	-	-	46	-	46
Non-cash loss on amendment of warrants	-	-	-	1,005	-	-	-	-	1,005	-
Interest expense, net	2,227	2,445	2,426	2,585	2,394	1,933	1,882	1,925	9,683	8,134
Spin-off transaction costs	-	-	-	-	7,708	-	-	-	-	7,708
Write-off of long-lived assets	3,626	-	-	-	-	-	-	1,517	3,626	1,517
Depreciation and amortization	3,205	3,234	3,297	3,319	3,331	3,338	3,352	3,153	13,055	13,174
General and administrative expenses	11,286	13,921	18,392	11,495	6,659	8,954	9,775	10,619	55,094	36,007
Product development	662	612	647	657	734	1,142	1,680	1,723	2,578	5,279
Sales and marketing expenses	3,169	3,053	3,161	2,590	3,102	3,166	3,640	3,755	11,973	13,663
Non-media cost of revenue[b]	873	709	1,100	889	943	814	1,010	706	3,571	3,473
Media margin	$15,216	$15,698	$18,262	$19,703	$19,313	$21,992	$25,801	$25,087	$68,879	$92,193
Revenue	49,194	51,031	54,942	56,523	55,989	56,935	66,535	70,821	211,690	250,280
Media margin % of revenue	*30.9%*	*30.8%*	*33.2%*	*34.9%*	*34.5%*	*38.6%*	*38.8%*	*35.4%*	*32.5%*	*36.8%*
Reconciliation of net (loss) income from continuing operations to adjusted EBITDA[c]:										
Net (loss) income from continuing operations	($9,832)	($8,276)	($10,761)	($2,837)	($5,558)	$2,645	$4,462	$1,643	($31,706)	$3,192
Income taxes	-	-	-	-	-	-	-	46	-	46
Non-cash loss on amendment of warrants	-	-	-	1,005	-	-	-	-	1,005	-
Interest expense, net	2,227	2,445	2,426	2,585	2,394	1,933	1,882	1,925	9,683	8,134
Write-off of long-lived assets	3,626	-	-	-	-	-	-	1,517	3,626	1,517
Depreciation and amortization	3,205	3,234	3,297	3,319	3,331	3,338	3,352	3,153	13,055	13,174
Share-based compensation expense	6,854	8,094	10,508	5,669	6,648	2,614	2,593	2,826	31,125	14,681
Acquisition and restructuring costs	668	1,650	2,474	749	2,713	317	119	-	5,541	3,149
Litigation and other costs	-	-	3	201	72	92	-	-	204	164
Adjusted EBITDA	$6,748	$7,147	$7,947	$10,691	$9,600	$10,939	$12,408	$11,110	$32,533	$44,057
Reconciliation of net (loss) income from continuing operations to adjusted net income[d]:										
Net (loss) income from continuing operations	($9,832)	($8,276)	($10,761)	($2,837)	($5,558)	$2,645	$4,462	$1,643	($31,706)	$3,192
Non-cash loss on amendment of warrants	-	-	-	1,005	-	-	-	-	1,005	-
Write-off of long-lived assets	3,626	-	-	-	-	-	-	1,517	3,626	1,517
Share-based compensation expense	6,854	8,094	10,508	5,669	6,648	2,614	2,593	2,826	31,125	14,681
Acquisition and restructuring costs	668	1,650	2,474	749	2,713	317	119	-	5,541	3,149
Litigation and other costs	-	-	3	201	72	92	-	-	204	164
Adjusted net income	$1,316	$1,468	$2,224	$4,787	$3,875	$5,668	$7,174	$5,986	$9,795	$22,703
Adjusted net income per share:										
Basic and Diluted	$0.02	$0.02	$0.04	$0.07	$0.05	$0.07	$0.09	$0.08	$0.16	$0.30
Weighted average number of shares outstanding:										
Basic and Diluted	60,157,609	60,647,307	61,159,471	65,138,638	71,537,743	78,196,959	78,199,579	78,201,971	61,153,069	76,705,877

(a) Defined as: revenue minus cost of revenue (exclusive of depreciation and amortization) attributable to variable costs paid for media and related expenses.

(b) Represents the portion of cost of revenue (exclusive of depreciation and amortization) not attributable to variable costs paid for media and related expenses.

(c) Defined as: net income (loss) from continuing operations, excluding (1) income taxes, (2) non-cash loss on amendment of warrants, (3) interest expense (net), (4) write-off of long-lived assets, (5) depreciation and amortization, (6) share-based compensation expense, (7) acquisition and restructuring costs, and (8) litigation and other costs.

(d) Defined as: net income (loss) from continuing operations, excluding (1) non-cash loss on amendment of warrants, (2) write-off of long-lived assets, (3) share-based compensation expense, (4) acquisition and restructuring costs, and (5) litigation and other costs.